BlackRock Bond Fund, Inc. BlackRock Total Return Fund	BlackRock World Income Fund, Inc.

BlackRock FundsSM

BlackRock Global Long/Short Credit Fund

BlackRock Global Opportunities Portfolio

BlackRock Managed Volatility Portfolio

BlackRock Multi-Asset Real Return Fund

BlackRock Real Estate Securities Fund

BlackRock Strategic Risk Allocation Fund

Managed Account Series BlackRock U.S. Mortgage Portfolio

BlackRock Funds II

BlackRock Core Bond Portfolio

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock U.S. Government Bond Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 30, 2014 to the Summary Prospectus of each Fund

Effective July 1, 2014, the sub-advisory agreements between BlackRock Advisors, LLC (“BlackRock”) and BlackRock Financial Management, Inc. (“BFM”) with respect to the Funds expired or were terminated, as applicable. BlackRock will remain as the investment adviser to each Fund and will provide investment advisory services to each Fund pursuant to the applicable investment advisory agreement currently in effect with BlackRock. To the extent a Fund has other sub-advisory arrangements in place, they will not be impacted by this change. The same portfolio management teams will continue to manage the Funds and there will be no change in the advisory fee rates payable by the Funds to BlackRock as a result of the expiration or termination of the sub-advisory agreements.

References in each Fund’s summary prospectus to BFM currently serving as a sub-adviser to the Fund are hereby deleted. For information about the investment advisory arrangements for the Fund and BlackRock, see “Management of the Fund(s) — BlackRock” in the Fund’s prospectus.

For purposes of this supplement and where applicable, the term “Fund” may refer to the master portfolio in which a Fund invests its assets.

Shareholders should retain this Supplement for future reference.

SPRO-BFM-0614SUP